                                                                      EXHIBIT 99


SEMX CORPORATION

NASDAQ TICKER SEMX

Companies that cannot change will not be able to compete, but those that can will be successful.



Gilbert D. Raker
Chairman
SEMX Corporation

     July 26, 2000

                                                    Deloitte & Touche
                                                    Fast 50
                                                    Two World Financial Center
                                                    New York, NY 10281

     Mr. Gilbert Raker
     Chairman, President & CEO
     SEMX Corporation
     1 Labriola Court
     Armonk, NY 10504-1336

     Dear Mr. Raker:

     Congratulations! We are pleased to inform you that SEMX Corporation is one of the 50 fastest growing technology companies in New York. As the host of the 2000 New York Technology Fast 50, Deloitte & Touche, along with the other sponsors of the Technology Fast 50, will recognize you and your company at an awards event. In addition, you will be profiled in a special insert in the Journal News and USA Today (NY Metro-Region). Your company has also been nominated for consideration in the Technology Fast 500, which honors the 500 fastest growing U.S. technology companies.

     The Technology Fast 50 awards event will be held on Thursday, September 20, 2000, at 5:30 PM, at the Altman Building in Manhattan. Four complimentary seats will be reserved for your company.

     Again, congratulations from all of us to you and SEMX Corporation. If you have any questions, please call Kimberly Hopkins at 212-436-3063 or e-mail Techfast50@dttus.com. We look forward to seeing you September 20,2000.

     Sincerely,




     Barbara Horvath
     Partner in Charge of Fast 50 Program

BACKGROUND AND MARKETPLACE

SEMX Corporation is the leading domestic producer of heat dissipation materials for microelectronic assemblers. The Company is gaining recognition for continued success in meeting the needs of its target market -D Broadband Communications Infrastructure. Producers of fiber optic devices, Internet backbone servers, point-to-point radios and wireless base stations are particularly interested in the thermal management and interconnect products of the Materials Group. In addition, it has recently acquired ceramic packaging and electroless gold plating capabilities, to enable the complete manufacture of metalized ceramic packages and is in the process of integrating them into Polese Company. When completed, this provides the opportunity to compete in a market segment which is considerably larger than any which the Company has previously participated.

Furthermore, SEMX designs and produces metal preforms, fine wire, packaging material components, seal frames, and gold ribbon. Applications for its products are heat dispersion for powerful RISC processors: components for web servers, routers and switches, as well as precision bridges and preforms used in wireless communication devices and other materials used to support high bandwidth applications. Many of the company's products are also sold to the automotive and medical industries.

Through its Services Group, SEMX operates an international silicon wafer polishing and reclaiming service. Reclaimed wafers are used in the evaluation and testing of equipment and processes in semiconductor fabrication.

The Company's customers include Texas Instruments, Motorola, Ericsson, IBM, Kyocera America, National Semiconductor, Hewlett Packard, Analog Devices, Lucent, Visteon, Delphi Automotive Systems, SDL Inc., ST Electronics, Triton Network Systems, Nortel Networks, Cardiac Pacemakers, Medtronics/Micro-Rel, Egide, and Wafernet. The focus of the Company has evolved in the past few years from a supplier of simple component-level products to a partner in the development of critical assembled devices, enabled by recent acquisitions. This vertical integration increased the Company's available market from $75-100 million to as much as $500 million today, forecasted to approach $1 billion within the next year or two.

The current transformation that the Company is undergoing was initialized by several sizable players in the communication industry. As the Company becomes a more fully-service provider of packages and assembled products, management hopes that Wall Street will value it at higher PE ratios than it has earned as a small Micro-Cap. (Please refer to the following valuation chart of SEMX):

RELATED INDUSTRY COMPARISONS

--------------------------------------------------------------------------------------------------------------------------------
                                                 Price          Basic       Market         LTM          P/E            LTM
                                  Ticker        06/30/00       Shares         Cap          EPS         Ratio          Sales
                                  ------        --------       ------         ---          ---         -----          -----
Ametek                              AME           17.50         32.0           687         1.98         10.8          924.8

Brush Wellman, Inc.                 BW            15.63         16.3           357         0.43         50.9          432.2

CTS Corp.                           CTS           45.00         27.7         1,473         2.59         20.5          571.6

Egide                                *           345.00           .7           255         2.56        134.8           25.1

Kulicke and Soffa Ind., Inc.       KLIC           29.69         48.7           903         1.51         12.29         517.6


Kyocera                             KYO          171.81        189.1        32,095         2.47         68.72       7,499.7

WJ Communications, Inc.            WJCI           30.00**       54.4         2,232         NM            NM            82.4

*  Traded on PSE (France) exchange under Symbol No. 7237.  Currency estimated in Eurodollars.

** Price as of close on IPO date 08/18/00.

--------------------------------------------------------------------------------------------------------------------------------

SEMX CORP.                         SEMX                6.88        6.2          33          0.56         9.5           62.0

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


For more detailed information on the Company's subsidiaries, analytical coverage, management and selected financial information, please see the following pages.

BROADBAND COMMUNICATIONS INFRASTRUCTURE PYRAMID

Content Providers:                     Excite
                                       AOL
                                       Yahoo

Service Providers:                     AT&T Cable Services
                                       PSINet
                                       Cable & Wireless
                                       Scientific Atlanta
                                       Hughes Network Systems

System Integrators:                    Alcatel
                                       Lucent Technologies
                                       Nokia
                                       Motorola
                                       Ericsson
                                       Nortel Networks

System Manufacturers:                  IBM
                                       Triton
                                       JDS Uniphase
                                       Hewlett Packard
                                       Cisco Systems
                                       Sun
                                       Harris

Devices, Subsystems:                   Broadcom
                                       SDL
                                       RF Micro-Devices
                                       Conexant
                                       ST Electronics
                                       M/A Com
                                       Anadigics
                                       Agilent Technologies
                                       Texas Instruments

Device, Circuit Enclosures:            NTK
                                       Olin Aegis
                                       SEMX
                                       Kyocera
                                       Egide

Materials, Components:                 Kulicke @ Soffa Industries, Inc.
                                       The Berguist Company
                                       SEMX
                                       Brush Wellman Engineering Materials
                                       AAVID

EXECUTIVE OPERATING MANAGEMENT

GILBERT D. RAKER - Chairman, President and Chief Executive Officer, has successfully led SEMX from a single facility, privately held business to a publicly held corporation with a worldwide presence. Prior to his taking the helm as CEO of SEMX in 1990, he was a Managing Director of Ditri Associates, Inc. (DAI), a buyout firm, which he joined in 1987.

Prior to joining DAI, he was Executive Vice President of CPC Holdings/Kenmare Capital Corporation, another leveraged buyout concern, where he negotiated and structured acquisitions, and oversaw financial management and controlled the portfolio of operating businesses. Prior to that time he was Director and Executive Vice President, Chief Operation and Chief Financial Officer of Combustion Equipment Associates, a New York Stock Exchange listed manufacturing company, where he had significant responsibility for the reorganization of the company in a Chapter 11 proceeding. Mr. Raker also served as Vice President of Finance for Barber Oil Corporation, a New York Stock Exchange listed energy and natural resource company, Director of Venture Capital activities for Capital Management Corporation and a consultant for Touche Ross & Co.

He received a BA degree in Chemistry and Mathematics from Eastern Baptist College in 1965 and a MBA degree in Production Management from Syracuse University and has completed all course work for a Ph.D. in Finance at Syracuse University. He is a member of Beta Gamma Sigma.

FRANK POLESE - Vice Chairman of SEMX since January 1996 and a Director of the Company since July 1993. Mr. Polese also served as President of SEMX between January, 1994 and December 1995. Mr. Polese has served since August 1991 as President of Polese Company, Inc., a California corporation that was acquired by SEMX on May 27, 1993, prior to which Mr. Polese was its sole shareholder. Prior to founding Polese Company, he was a Manufacturers' Representative specializing in materials and manufactured products incorporated into microelectronics packages for the electronics industry. Frank Polese was recently appointed President of the Materials Group, which consist of Polese Company San Diego, CA and Semiconductor Packaging Materials Company, Armonk, NY.

RICHARD BROWN - President, American Silicon Products, Inc., joined ASP in 1995 bringing over 20 years of financial experience to the company. He last served as CFO of a venture capitol firm and held a variety of positions including Director of Risk and Asset Management, Director of Corporate Cost and Asset Accounting, and Manager of Corporate Financial Analysis and Budgets during a 16-year career with Kendall Company.

CHARLES COCHRAN - President, Semiconductor Packaging Materials Co., Inc. since June 2000. He initially joined SEMX Corporation in 1995 as the Vice President of Sales and Marketing for Polese Company where he was instrumental in tripling the Company's monthly sales revenue within his first year. After serving five years as an officer in the U.S. Marine Corps, he began a career in 1970 in the expanding Silicon Valley as a staff engineer at Hewlett Packard; he subsequently transitioned into Sales and Marketing management for a total of eleven years at HP. Mr. Cochran's combination of sales and engineering expertise in the computer and semiconductor industries continued during the 1980Os when he was involved with several digital signal processing (DSP) and semi conductor related businesses. He holds as BS degree in Mechanical Engineering from Purdue University.

Research Coverage of SEMX Corporation

Rodman & Renshaw, Inc.
Barry Bryant
Telephone:  212-356-0506
1250 Broadway
14th Floor
New York, NY  10001


Nymble Investor
David Miller
www.nymbleinvestor.com
8315 Lake City Way, N.E.
PMB-171
Seattle, WA  98115


LSGI Advisors, Inc.
Joe Dancy
Telephone:  972-780-1805
1007 Beaver Creek Drive
Duncanville, TX  75137


Nate's Notes
Nate Pile
Telephone:  707-433-7903
PO Box 667
Healdsburg, CA  95448

*All of the above during the last three years either own stock, make a market in SEMX or have participated in a financing for the Company.

THERMAL MANAGEMENT PRODUCTS

The dramatic growth in Wireless and Internet infrastructure build out continues to drive worldwide demand for higher performance and increased bandwidth. As a result, there are ever increasing requirements for Polese's thermal management materials and products. Our patented products are key components for the device and system manufacturers supporting the current industry expansion. Polese's customer focus and close ties with industry leaders have resulted in design wins with major manufacturers of cellular base stations, fiber optic and laser diode assemblies, wireless point-to-point communication systems and Internet servers and routers.

Polese's state-of-the-art manufacturing facility offers a complete solution for the design, development, fabrication, plating and assembly required to support the proprietary designs of our customers. Complete in-house control of all processes provides the customer with the highest quality in the industry from prototyping through high volume manufacturing.

Polese's products and services include thermal management materials and assembled ceramic products utilizing Tungsten Copper, Moly Copper, Aluminum Silicon Carbide (AlSiC), Silver and Carbon based composites, as well as additional advanced materials currently under development. By adding solder, braze assembly and multilayer ceramic technology to the strong base of thermal management materials and electronic grade plating, Polese is unique in its ability to provide cost effective value added assemblies. This not only simplifies the supply chain, but offers the customer more flexibility and interaction in the design and manufacture of their product.

Markets
-------

Additional value-added products emerging from our core materials technology include assemblies for high power wireless point-to-point and point-to-multipoint radio systems, laser diode mounts and fiber optic assemblies. The Company has established strategic partnerships with major players in each of these markets which are allowing Polese to share in the expansion of the worldwide communications infrastructure.

Radio frequency (RF) power transistors make up a key component in wireless base stations. To meet the increasing cost and performance demands, LDMOS technology was invented to ultimately replace bipolar devices, which require costly and potentially toxic beryllium oxide (BeO) substrates. As a result, Polese's thermal management materials become the critical component in packaging such devices, and a new growth opportunity for Polese assembled products. LDMOS packaging opportunities represent one of several value-added services Polese introduced during 1999 which will continue to expand in 2000. Recent investments in next generation ("Wideband") mobile wireless spectrum have begun to accelerate the need for high volume, cost effective infrastructure. Radio frequency (RF) power transistors make up a key component in wireless base stations. LDMOS technology was invented in the early 90's to provide lower cost, higher performance devices, making Polese's thermal management materials the critical packaging component. The Company continues to work closely with the leaders in the industry to develop and produce high volume, cost effective products.

Today, our customers in the broadband Wireless and Internet market must react more quickly than ever before as "time to market" and strong global competition force them to find suppliers that are strategic partners. Polese's commitment has always been to exceed our customer's expectations and to react quickly whenever asked. This commitment has allowed Polese to develop a strategic relationship with its customers and has allowed us to expand with the market and continue our industry leadership and profitable growth.

MICROELECTRONIC PACKAGING MATERIALS

Semiconductor Packaging Materials (SPM) is a diverse manufacturer of specialty metal products used in the assembly of microelectronic packages. SPM's products are currently divided into three groups: bonding wire and ribbon, metal stampings and tape on reel packaging.

SPM produces various types of bonding wire and ribbon made from gold, aluminum, aluminum/silicon, solder, copper, nickel and other materials. These products are manufactured to tight specifications giving the customer optimal results in their applications. Bonding wire and ribbon are used to conduct or regulate current between a semiconductor chip and the external circuitry.

SPM's recent global expansion has enhanced its customer base, with two offshore facilities, located in Casablanca, Morocco and Penang, Malaysia, that are primarily focused on rapid expansion in the wire area. The expectations are that additional products will be produced in the near future at these facilities.

The Moroccan facility has contracted with one of its major customers to support their growth as a local supplier. In addition, using Morocco as a base makes SPM very competitive and attractive to the European market. Heavy aluminum wire and, very shortly, gold wire will be supplied from this facility.

Asia is the key area for worldwide wire bonding. There is a high demand for this type of wire used throughout the region. Our Malaysian facility has targeted the China market for aluminum/silicon wire. The potential for additional wire growth for heavy aluminum and gold wire is also very strong throughout Asia.

Precision metal stampings and strip are used in a wide range of applications including soldering, interconnects, heat sinking, die attach and wire bond pads, all used in various microelectronic packages. SPM manufactures stampings in a variety of materials to meet our customers' needs. Materials range from solders (both precious and non-precious) to braze alloys to clad materials. SPM's in-house cladding operation gives us the capability to control quality, pricing and turnaround time. Along with an extensive tool list and on-site tooling capability, SPM is a strong presence in the stamping industry.

Our tape on reel product line is focused on supporting pick and place equipment for surface mount assembly operations. The primary product being taped are wire bond pads we produce for the automotive industry. In addition to taping our own stamped parts, SPM has successfully solicited taping work from other companies, including metal stampers, makers of ceramic substrates, connector manufacturers and various other industries.

SPM's very exacting packaging of these parts, including orientation and difficult placement, have made tape on reel packaging a key growth area for the company. We have also expanded into packaging preforms into waffle pack. SPM has the ability to package a large range of sizes including very small and very thin parts that are then used on automated assembly lines.

Our latest quality achievement has been QS9000 certification, which supports our strong involvement with the automotive industry. SPM services such companies as General Motors (Delphi Electronics), Visteon (Ford), and Motorola AIEG among others. SPM is a truly global supplier with a well-earned reputation for delivering quality products at reasonable prices.

WAFER RECLAIM SERVICES

The Services Group, which is cyclical, primarily reclaims silicon test wafers worldwide for the semiconductor industry. In a market that management believes is poised for a cyclical upturn, ASP is well positioned to deliver quality reclaimed silicon test wafers for evaluating and testing equipment, as well as process monitoring during chip fabrication. ASP operates facilities in North America, Europe and Asia with a workforce of more than 200 highly dedicated and trained professionals.

In particular, the Asian market is moving faster than any other region in the world to add capacity, increase capital spending and grab worldwide market share, according to SEMI. At the heart of this bullish outlook, ASP's majority owned Singapore facility, International Semiconductor Products Co., has been operating at breakneck speed to deliver silicon wafers at cost-effective prices to companies such as Chartered Semiconductor (CSM) and Winbond.

ASP and its sister companies in Europe and Singapore continually update their facilities and equipment to participate as major players in the industry. Upgrading clean rooms to Class 1 and Class 10 levels and expanding the deionized water systems in the European facility are only part of 2000's capital investment strategy. Although all ASP locations are ISO 9002 certified, plans are also underway to achieve QS9000 certification in its U.S. facility by mid 2001. This will provide a distinct advantage for much of ASP's customer base that is involved with the automotive industry.

In addition to providing reclaim services to the semiconductor industry, ASP has also begun to provide "one-stop shopping" to many of its customers who require film deposition services following the reclaim process. This additional service is outsourced to sub-contractors by ASP, thereby providing more value-add services to its customer base.

SEMX Corporation, through its Materials Group, manufactures specialty materials and value added assemblies for microelectronic assemblers. It specializes in thermal management and interconnect products for the communications industry, i.e., wireless, Internet infrastructure and fiber optic companies. Through its Services Group, SEMX reclaims silicon test wafers for the semiconductor industry. Most of the Company's facilities are ISO 9000 certified and hold many industry quality awards. Products and services are provided on a worldwide basis. MANAGEMENT BELIEVES THAT THE COMPANY IS UNDERVALUED IN THE MARKET BECAUSE IT IS GOING THROUGH A TRANSFORMATION TO POSITION IT FOR FUTURE GROWTH.

                    (In thousands, except per share amounts)


    ------------------------------------------------------------------------------------------------------------
                                                                        SIX MONTHS    SIX MONTHS
                                             FY 1998*      FY 1999*       1999*          2000        % CHANGE
    ------------------------------------------------------------------------------------------------------------
    SALES:
    ------------------------------------------------------------------------------------------------------------
       Materials Group                          $29.5         $44.6         $20.6        $24.7           19.9%
    ------------------------------------------------------------------------------------------------------------
       Services Group                            18.4          16.8           8.2          9.4           14.6
    ------------------------------------------------------------------------------------------------------------
       TOTAL                                    $47.9         $61.4         $28.8        $34.1           18.4%
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    DEBT/EQUITY                                 $2.24         $0.88         $0.99        $0.78
    (PER DOLLAR)
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    BOOK VALUE PER COMMON SHARE                 $3.98         $5.09         $5.00        $5.14
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    CLOSING STOCK PRICE                         2 7/8        7 7/16         3 1/8        6 7/8
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    SALES/MARKET CAP:                           $3.79         $1.41         $1.64        $0.80
    ------------------------------------------------------------------------------------------------------------


* Excludes sales from its connector business which was sold in February 1999.

Statements in this Corporate Fact Sheet & Profile that are not historical facts, are forward-looking statements that involve risks and uncertainties. These statements may include but are not limited to those relating to the company's outsourcing growth strategy. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements in this release, see the Risk Factors section in the company's 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission

                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


-------------------------------------------------------------------------------------------------------------------------------
REVENUE:                                              1995           1996            1997            1998            1999
-------------------------------------------------------------------------------------------------------------------------------
   Materials Group                                 $  19,923       $  33,140      $  48,029       $  47,524       $  46,666
-------------------------------------------------------------------------------------------------------------------------------
   Services Group                                      8,141          12,887         23,047          18,379          16,858
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL                                           $  28,064       $  46,027      $  71,076       $  65,903       $  63,524
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT:
-------------------------------------------------------------------------------------------------------------------------------
   Materials Group                                 $   5,982       $   9,588      $  14,844       $   9,542       $  17,318
-------------------------------------------------------------------------------------------------------------------------------
   Services Group                                      4,401           5,722          5,533           3,236           3,888
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL                                           $  10,383       $  15,310      $  20,377       $  12,778       $  21,206
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                  $   2,526       $   3,805      $   3,793       $ (11,958)      $   7,383
-------------------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) PER COMMON SHARE:
-------------------------------------------------------------------------------------------------------------------------------
   Basic                                           $     .53       $     .64      $     .62       $   (1.98)      $    1.22
-------------------------------------------------------------------------------------------------------------------------------
   Diluted                                         $     .50       $     .62      $     .61       $   (1.98)      $    1.19
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Book Value per common share                        $    4.72       $    5.34      $    5.87       $    3.98       $    5.09
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
STOCK PRICE:
-------------------------------------------------------------------------------------------------------------------------------
   High                                               14 1/4          17 7/8         14 1/2           9 1/2               8
-------------------------------------------------------------------------------------------------------------------------------
   Low                                                 5 3/4           7 1/4              7          2 1/16           1 3/8
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE NUMBER OF COMMON
AND COMMON EQUIVALENT SHARES:
-------------------------------------------------------------------------------------------------------------------------------
Basic                                                  4,784           5,968          6.070           6,054           6,047
-------------------------------------------------------------------------------------------------------------------------------
Diluted                                                5,064           6,170          6,232           6,054           6,223
-------------------------------------------------------------------------------------------------------------------------------




Consulting For Strategic Growth, Ltd.
Stanley Wunderlich
Chairman
Telephone (800) 625-2236
Mobile (516) 729-3714 .
Fax (516) 625-4523
cfsg@iname.com

INVESTOR RELATIONS CONTACT:
Richard P. Graves
MANAGER INVESTOR RELATIONS
Phone: (914) 273-5500
www.semx.com